SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported):  June 15, 2006
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                        Rush Financial Technologies, Inc.
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             (Exact name of registrant as specified in its charter)

           Texas                        000-24057                78-1847108
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                      Identification No.)

                  13355 Noel Road, Suite 300, Dallas, TX 75240
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code: 972-450-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         On June 15, 2006, the board of directors ("Board") of Rush Financial Technologies, Inc. ("Rush") appointed to the Board Messrs. Bernay Box and Murrey Wanstrath. Mr. Box was subsequently elected to the position of Chairman of the Board.

         These appointments were effected in compliance with a Securities Purchase Agreement ("Agreement") between Rush and Bonanza Master Fund, Ltd., a Cayman entity ("Bonanza"). Pursuant to the Agreement, which was filed as an exhibit to Rush's April 3, 2005 Form 8-K, Bonanza acquired 11,359.6 shares of Series E Preferred Stock in exchange for approximately $11,360,000. As a result of Bonanza's purchase, they now beneficially own approximately 32% of Rush's outstanding common stock. The Agreement required that Rush appoint two nominees of Bonanza to the Board.

         Mr. Box is the founder and managing partner of Bonanza Capital, Ltd., a private investment partnership, and managing partner of Bonanza. Based in Dallas, Texas, these two companies are small-cap investment funds managing money for high net worth and institutional clients. Mr. Box has over 20 years of investment experience and is a graduate of Baylor University.

         Mr. Wanstrath has 10 years of experience in the financial services sector and joined Bonanza Capital in November 2005. He is responsible for identifying and executing direct investment transactions for both public and private companies. Mr. Wanstrath has earned the chartered financial analysts designation. Mr. Wanstrath graduated from the University of Arkansas in Fayetteville with a B.B.A. in Accounting.

Item 7.01         Regulation FD Disclosure.

         On June 20, 2006, Rush issued a press release that is attached hereto as Exhibit 99.1. The information furnished herein, including Exhibit 99.1 is not deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. This information will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that Rush specifically incorporates such information by reference.


Item 9.01         Financial Statements and Exhibits.


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  Exhibit #                 Description                                 Page #
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    99.1        Press release dated June 20, 2006 announcing the          3
                appointment of new directors
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RUSH FINANCIAL TECHNOLOGIES, INC.

Date:  June 21, 2006                        By: /s/ Dewey M. Moore, Jr.
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                                            Dewey M. Moore, Jr.
                                            Chief Executive Officer



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